NORTHERN INSTITUTIONAL FUNDS Prime Obligations Portfolio

Summary Prospectus | November 13, 2018	Ticker: Shares—NPAXX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus and other information about the Portfolio online at northerntrust.com/nif-prospectus. You can also get this information at no cost by calling 800-637-1380 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated November 13, 2018, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares
Management Fees	0.13%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Service Fees	None
Other Operating Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.17%
Expense Reimbursement(1)	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.15%

(1)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. This contractual limitation will remain in effect for at least one year from the effective date of this Prospectus and may not be terminated before that time without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares	$15	$53	$94	$215

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets, including:

∎	Obligations of U.S. banks (including obligations of foreign branches of such banks);

∎	Obligations of foreign commercial banks;

∎	Commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

∎	Corporate bonds, notes, paper and other instruments that are of high quality;

∎	Asset-backed securities and asset-backed commercial paper;

∎	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

∎	Securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

∎	Repurchase agreements; and

∎	Municipal securities issued or guaranteed by state or local governmental bodies.

Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities issued by companies in the financial services group of industries. Companies in the financial services group of industries include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities. The Portfolio may, however, for temporary defensive purposes, invest less

NIF SUM MPO (11/18)	SUMMARY PROSPECTUS	1	PRIME OBLIGATIONS PORTFOLIO

than 25% of its total assets in the financial services industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets in the financial services industry appears to be in the best interest of shareholders.

The Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended. As an “institutional money market fund” under Rule 2a-7, the Portfolio is (1) required to sell and redeem its shares at its net asset value (“NAV”) rounded to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the Portfolio’s holdings, and (2) the Board of Trustees (the “Board”) will be permitted to impose a “liquidity fee” on redemptions from the Portfolio (up to 2%) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period, as described in more detail under “Purchase and Sales of Portfolio Shares.”

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Portfolio’s investments. Accordingly, the Portfolio’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Portfolio’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Portfolio.

PRINCIPAL RISKS

ASSET-BACKED SECURITIES RISK. Asset-backed securities represent interests in pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

COMMERCIAL PAPER RISK. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Portfolio’s investments and its yield. Changes in the credit rating of a debt security held by the Portfolio could have a similar effect.

CURRENCY RISK is the risk that foreign currencies, securities that trade in or receive revenue in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Portfolio invests, causing an adverse impact on the Portfolio’s investments in the affected region.

CYBERSECURITY RISK is the risk of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact the Portfolio or its shareholders.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

FINANCIAL SERVICES INDUSTRY RISK is the risk that, because the Portfolio will invest under normal market conditions at least 25% of its total assets in the financial services industry, the Portfolio will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

FLOATING NAV RISK is the risk that because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, more or less stringent foreign securities regulations and accounting and disclosure standards or other factors. In addition, the Portfolio will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Portfolio’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio.

INCOME RISK is the risk that falling interest rates will cause the Portfolio’s income to decline. Income risk is generally higher for short-term debt securities.

PRIME OBLIGATIONS PORTFOLIO	2	SUMMARY PROSPECTUS

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be higher. If interest rates rise, the Portfolio’s yield may not increase proportionately. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments. A low interest rate environment may prevent the Portfolio from providing a positive yield or paying Portfolio expenses out of Portfolio assets and could lead to a decline in the Portfolio’s share price. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

LARGE SHAREHOLDER TRANSACTIONS RISK is the risk that the Portfolio may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity. In addition, large redemptions could lead to an increase in the Portfolio’s expense ratio due to a smaller asset base. Large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

LIQUIDITY FEE AND REDEMPTION GATE RISK is the risk that the Portfolio may impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts your ability to sell shares for up to 10 business days if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors.

LIQUIDITY RISK is the risk that the Portfolio will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Portfolio would like and the Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the Portfolio’s performance.

MANAGEMENT RISK is the risk that a strategy used by the Portfolio’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

MARKET RISK is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the Portfolio, or its yield, to decline. The market value of the securities in which the Portfolio invests may go up or down in response to the prospects of particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Shares from year to year.

The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s website at northerntrust.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (SHARES)*

* Year to date total return for the nine months ended September 30, 2018 is 1.40%. For the periods shown in the bar chart above, the highest quarterly return was 0.87% in the first quarter of 2008, and the lowest quarterly return was 0.00% in the first quarter of 2014.

SUMMARY PROSPECTUS	3	PRIME OBLIGATIONS PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Shares	8/21/03	1.04%	0.34%	0.46%	1.34%

The 7-day yield for Shares of the Portfolio as of December 31, 2017: 1.41%. For the current 7-day yield call 800-637-1380 or visit northerntrust.com/institutional.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Shares of the Portfolio through an account directly with Northern Institutional Funds (the “Trust”) generally with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments. The Trust reserves the right to waive the minimum investment requirement in connection with the purchase of Portfolio Shares.

You may also purchase Shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange Portfolio Shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase Portfolio shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

The Portfolio may impose a liquidity fee on redemptions (up to 2%) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period (a redemption gate), in the event that the Portfolio’s weekly liquid assets fall below the following thresholds:

∎

30% weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 30% of the Portfolio’s total assets as of the end of a business day, and the Board of Trustees determines it is in the best interests of the Portfolio, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that weekly liquid assets of the Portfolio fall below 30% of the total assets.

∎

10% weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 10% of the Portfolio’s total assets as of the end of a business day, the Portfolio will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

TAX INFORMATION

The Portfolio will not maintain a stable share price and a sale of Portfolio shares may result in a capital gain or loss for you. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received, unless you adopt a simplified “NAV method” of accounting with respect to your shares. You are urged to consult your tax professional regarding which method of accounting is appropriate for you. Any liquidity fees you incur on shares redeemed will generally decrease the amount of any capital gain (or increase the amount of any capital loss) you recognize with respect to such redemption. The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRIME OBLIGATIONS PORTFOLIO	4	SUMMARY PROSPECTUS